UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-07390

Boulder Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302
(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – February 28, 2015

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

PORTFOLIO OF INVESTMENTS	BOULDER TOTAL RETURN FUND, INC.
February 28, 2015 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 116.1%
DOMESTIC COMMON STOCK 105.7%
Banks 5.3%
410,511	Wells Fargo & Co.(1)	$22,491,898

Construction Machinery 1.3%
65,300	Caterpillar, Inc.(1)(2)	5,413,370

Diversified 52.5%
690	Berkshire Hathaway, Inc., Class A*(1)(2)	152,614,200
460,000	Berkshire Hathaway, Inc., Class B*(1)(2)	67,808,600
		220,422,800
Diversified Financial Services 5.5%
10,700	American Express Co.	873,013
361,650	JPMorgan Chase & Co.(1)	22,161,912
		23,034,925
Environmental Control 0.3%
30,000	Republic Services, Inc.(1)	1,227,600

Healthcare Products & Services 2.2%
90,800	Johnson & Johnson(1)	9,307,908

Manufacturing 0.3%
8,000	3M Co.(1)	1,349,200

Mining 0.8%
163,000	Freeport-McMoRan, Inc.(1)	3,525,690

Oil & Gas 2.9%
114,400	Chevron Corp.(1)	12,204,192

Registered Investment Companies (RICs) 4.1%
736,836	Cohen & Steers Infrastructure Fund, Inc.	17,116,700

Retail 25.1%
370,000	Wal-Mart Stores, Inc.(1)	31,054,100
915,000	Yum! Brands, Inc.(1)(2)	74,215,650
		105,269,750
Software & Services 2.3%
21,000	International Business Machines Corp.	3,400,740
143,300	Oracle Corp.(1)	6,279,406
		9,680,146
Technology, Hardware & Equipment 2.9%
416,700	Cisco Systems, Inc.(1)	12,296,817

Tobacco Products 0.2%
9,700	Philip Morris International, Inc.(1)	804,712

TOTAL DOMESTIC COMMON STOCK
(Cost $163,043,776)		444,145,708

Shares	Description	Value (Note 1)

FOREIGN COMMON STOCK 9.5%
Beverages 2.8%
60,000	Heineken Holding NV	$4,174,281
95,117	Heineken NV	7,433,818
		11,608,099
Pharmaceuticals 2.2%
190,000	Sanofi, ADR	9,283,400

Real Estate 3.4%
529,500	Cheung Kong Holdings, Ltd.	10,479,673
126,445	Henderson Land Development Co., Ltd.	864,074
6,156,000	Midland Holdings, Ltd.*	3,032,043
		14,375,790
Real Estate Investment Trust (REITs) 1.1%
4,779,336	Kiwi Property Group, Ltd.	4,753,843

TOTAL FOREIGN COMMON STOCK
(Cost $25,075,982)		40,021,132

LIMITED PARTNERSHIPS 0.9%
109,900	Enterprise Products Partners L.P.	3,664,066

TOTAL LIMITED PARTNERSHIPS
(Cost $2,408,627)		3,664,066

TOTAL LONG TERM INVESTMENTS
(Cost $190,528,385)		487,830,906

SHORT TERM INVESTMENTS 0.5%
MONEY MARKET FUNDS 0.5%
2,109,408	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	2,109,408

TOTAL MONEY MARKET FUNDS
(Cost $2,109,408)		2,109,408

TOTAL SHORT TERM INVESTMENTS
(Cost $2,109,408)		2,109,408

TOTAL INVESTMENTS 116.6%
(Cost $192,637,793)		489,940,314

LEVERAGE FACILITY (16.6%)		(70,000,000)

OTHER ASSETS AND LIABILITIES 0.0%(3)		115,316

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$420,055,630

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of February 28, 2015. (See Note 3).
(2)	Loaned security; a portion or all of the security is on loan as of February 28, 2015. (See Note 3).
(3)	Less than 0.05% of Total Net Assets Available to Common Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	107.1%
Hong Kong	3.4%
Netherlands	2.8%
France	2.2%
New Zealand	1.1%
Leverage Facility	(16.6)%
Other Assets and Liabilities	0.0%(1)

(1)	Less than 0.05% of Total Net Assets Available to Common Stockholders.

See Accompanying Notes to Quarterly Portfolio of Investments.

Boulder Total Return Fund, Inc.
Notes to Quarterly Portfolio of Investments
February 28, 2015 (Unaudited)

Note 1.Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Board of Directors (the “Board”) of Boulder Total Return Fund, Inc. (the “Fund” or “BTF”) has delegated to the  advisers, through approval of the appointment of the members of the advisers’ Valuation Committee,  the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets, and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

▪	Level 1—Unadjusted quoted prices in active markets for identical investments

▪	Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock	$444,145,708	$–	$–	$444,145,708
Foreign Common Stock	40,021,132	–	–	40,021,132
Limited Partnerships	3,664,066	–	–	3,664,066
Short Term Investments	2,109,408	–	–	2,109,408
TOTAL	$489,940,314	$–	$–	$489,940,314

* For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the three months ended February 28, 2015, there were no transfers between Levels 1 and 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “diversified” management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in securities representing more than 5% of the Fund’s total assets or even in a single issuer.

As of February 28, 2015, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. The Fund contains highly concentrated positions in other stocks as well. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Note 2.   Unrealized Appreciation/(Depreciation)

On February 28, 2015, based on cost of $192,225,976 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $303,850,233 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,135,895 resulting in net unrealized appreciation of $297,714,338.

Note 3.  Line of Credit and Securities Lending

On March 1, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $70,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period of December 1, 2014 to February 28, 2015, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $69,233,566 and 0.97%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at February 28, 2015. This fair value is based on Level 2 inputs under the three tier fair valuation hierarchy (see Note 1). As of February 28, 2015, the amount of such outstanding borrowings is $70,000,000. The interest rate applicable to the borrowings on February 28, 2015 was 0.97%. As of February 28, 2015, the amount of Pledged Collateral was $215,528,163.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair market value of such Lent Securities against the Current Borrowings. As of February 28, 2015, the value of securities on loan was $45,487,131. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of February 28, 2015.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended February 28, 2015.

Note 4. Subsequent Event- Fund Reorganization

On March 20, 2015, the Fund, The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into Boulder Growth & Income Fund, Inc. (“BIF”) (the “Reorganization”), pursuant to that certain Agreement and Plan of Reorganization, dated as of March 5, 2015 (the “Agreement”).

The Board of Directors and stockholders of each of the Fund, DNY, FOFI and BIF approved a form of Agreement and Plan of Reorganization on November 4, 2013 and November 14, 2014, respectively.

Pursuant to the Agreement, BIF acquired all of the assets and liabilities of the Fund in exchange for common shares of BIF. The Reorganization occurred based on the relative net asset values (“NAV”) of the Fund, BIF, DNY and FOFI as of the close of regular trading on the New York Stock Exchange on March 20, 2015. At such time, the Fund reported net assets of $413,286,770 and a NAV per share of $33.50 and BIF reported net assets of $273,608,353 and a NAV per share of $10.73. As such, Fund stockholders received 3.121182 BIF shares for each Fund share owned. Fractional shares were paid in cash. The Reorganization qualified as a tax-free reorganization for federal income tax purposes.

Item 2 - Controls and Procedures.

(a)            The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)            There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)            Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Total Return Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 28, 2015

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	April 28, 2015